                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  APRIL 23, 2002



                               ASSURE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                            333-61714                         13-4125563
---------------------------------       ------------------------       ---------------------------------
  (State or other jurisdiction          (Commission File Number)       (IRS Employer Identification No.)
of incorporation or organization)


              840 7TH AVENUE, SUITE 1600, CALGARY, ALBERTA T2P 3G2
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (403) 231-1230
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
              ----------------------------------------------------
             (Former Name or Address, If Changed since Last Report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements of 1444232 Ontario Inc. (presently known as Assure Oil & Gas Corp.).

(b)      Pro Forma Financial Information.

(c)      Exhibits:

         2.1 Acquisition Agreement dated April 23, 2002 by and among Registrant, Assure Oil and Gas Corp. ("Assure") and the shareholders of Assure. (1)

         3.1 Certificate of Amendment to Registrant's Certificate of Incorporation filed May 1, 2002. (1)

         4.1 Registration Rights Agreement dated as of April 23, 2002 by and between Registrant and the shareholders of Assure Oil and Gas Corp. (1)

         10.1     Promissory Note dated April 23, 2002. (1)


----------
(1) Previously filed with Registrant's Form 8-K dated April 23, 2002 as filed with the Securities and Exchange Commission on May 8, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSURE ENERGY, INC.




Dated:  July 3, 2002                         By:  /s/ Douglas Kaplan
                                                  -----------------------------
                                                  Douglas Kaplan
                                                  President

ITEM 7(a) FINANCIAL STATEMENTS OF 1444232 ONTARIO INC. (PRESENTLY KNOWN AS ASSURE OIL & GAS CORP.)


                          INDEX TO FINANCIAL STATEMENTS



                                                                            PAGE
                                                                            ----
Independent Auditor's Report - Stewart Wright ............................     4

Balance Sheets as at December 31, 2001 and 2000 ..........................     5

Statement of Operations and Deficit for the year ended December 31,
2001 and for the period from October 11, 2000 (inception) to December
31, 2000 .................................................................     6

Statement of Cash Flows for the year ended December 31, 2001 and for the
period October 11, 2000 (inception) to December 31, 2000 .................     7

Notes to Financial Statements ............................................     8

                                AUDITOR'S REPORT
================================================================================
MARCH 26, 2002
TORONTO, ONTARIO

TO THE SHAREHOLDERS OF  1444232 ONTARIO INC.

I have audited the balance sheets of 1444232 Ontario Inc. (a development stage enterprise) as at December 31, 2001 and 2000 and the related statements of operations and deficit, and changes in cash flows for the year ended December 31, 2001 and for the period from the date of incorporation October 11, 2000 to December 31, 2000. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1444232 Ontario Inc. as at December 31, 2001 and 2000 and the results of its operations and cash flows for the year ended December 31, 2001 and for the period from the date of incorporation October 11, 2000 to December 31, 2000 in conformity with accounting principles generally accepted in the United States.


/s/ STEWART WRIGHT
--------------------
STEWART WRIGHT
CHARTERED ACCOUNTANT

1444232 ONTARIO INC.
BALANCE SHEETS
AS AT DECEMBER 31,
IN UNITED STATES DOLLARS
================================================================================

                                                2001            2000
ASSETS

Current
  Cash                                        $  95,107       $       7

Producing oil and gas                            62,577              --
properties (Note 2)
Oil and gas properties under development        232,212         104,974
                                              ---------       ---------
(Note 2)
                                              $ 389,896       $ 104,981
                                              =========       =========

LIABILITIES

Current

  Accounts payable                            $  29,001       $  54,006
  Due to shareholders (Note 4)                    2,501           2,323
                                              ---------       ---------


                                                 31,502          56,329

SHAREHOLDERS' EQUITY
Capital stock (Note 3)                          499,587          49,297
Deficit                                        (141,193)           (645)
                                              ---------       ---------
                                                358,394          48,652
                                              ---------       ---------
                                              $ 389,896       $ 104,981
                                              =========       =========

SEE NOTES TO FINANCIAL STATEMENTS

1444232 ONTARIO INC.
STATEMENTS OF OPERATIONS AND DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIOD FROM THE
DATE OF INCORPORATION, OCTOBER 11, 2000 TO DECEMBER 31, 2000
IN UNITED STATES DOLLARS
================================================================================


                                                         2001            2000
OIL AND GAS

       Income from sale of oil and gas                 $  38,837     $       --

       Operating costs                                    35,286              --
       Revaluation of oil and gas properties              89,527              --
       Depreciation and depletion                         50,701              --
                                                       ---------
                                                         175,514              --
                                                       ---------       ---------
LOSS FROM OIL AND GAS OPERATIONS                        (136,677)             --
                                                       ---------       ---------

ADMINISTRATIVE EXPENSES

            Legal and audit                                3,871             645
                                                       ---------       ---------
NET LOSS FOR THE PERIOD                                 (140,548)           (645)
Deficit at the beginning of the period                      (645)             --
                                                       ---------       ---------
DEFICIT AT THE END OF THE PERIOD                       $(141,193)      $    (645)
                                                       =========       =========


SEE NOTES TO FINANCIAL STATEMENTS

1444232 ONTARIO INC.
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIOD FROM THE DATE OF INCORPORATION, OCTOBER 11, 2000 TO DECEMBER 31, 2000
IN UNITED STATES DOLLARS
================================================================================

                                                                         2001            2000
CASH FLOWS FROM OPERATIONS

Net loss for the period                                               $(140,548)      $    (645)
Adjustments for:
            Revaluation of oil and gas properties                        89,527              --
            Depreciation and depletion                                   50,701              --
                                                                      ---------       ---------
                                                                           (320)           (645)
Net change in working capital excluding cash
            Increase (decrease) in accounts payable                     (25,005)         54,006
                                                                      ---------       ---------
                                                                        (25,325)         53,361


CASH FLOWS FROM INVESTMENT ACTIVITIES

            Acquisition and development of oil and gas properties      (330,043)       (104,974)

CASH FLOWS FROM FINANCING ACTIVITIES

            Common shares issued for cash                               450,290          49,297
            Advances from shareholders                                      178           2,323
                                                                      ---------       ---------
                                                                        450,468          51,620

INCREASE IN CASH                                                         95,100               7
Cash at the beginning of the period                                           7              --
                                                                      ---------       ---------
CASH AT THE END OF THE PERIOD                                         $  95,107       $       7
                                                                      =========       =========

SEE NOTES TO FINANCIAL STATEMENTS

1444232 ONTARIO INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
EXPRESSED IN UNITED STATES DOLLARS

NOTE 1

NATURE OF OPERATIONS

The Company is engaged in the acquisition, development, production, exploration for, and sale of oil, natural gas and natural gas liquids in Alberta, Canada. The Company sells its oil and gas primarily to Canadian pipelines and refineries.

SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The Company's financial instruments include cash, accounts receivable, and advances from shareholders and accounts payable. Unless otherwise noted it is management's opinion that the Company is not exposed to significant interest rate, currency and credit risks arising from these financial instruments. The fair value of the short-term financial instruments approximates their market value.

ADMINISTRATIVE EXPENDITURES

Administrative expenditures are charged to operations in the current year.

OIL AND GAS INTERESTS

The Company follows the successful efforts method of accounting for its oil and gas producing activities. The costs of acquiring interests in oil and gas properties are capitalized. Should a property be subsequently abandoned, its costs are written off to operations in the year of abandonment. The costs of drilling and equipping wells, both exploratory and development are capitalized as incurred. Should a well be determined to be unsuccessful (a dry hole or not capable of commercial production), its costs are written off in the year so determined. All other exploration costs, including geological and geophysical costs are expensed as incurred.

Unproven properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of the impairment.

Capitalized costs of producing oil and gas properties, after allowing for estimated abandonment cost and salvage values are depleted on the unit-of-production method based on estimated recoverable proven oil and gas reserves. Support equipment and other property plant and equipment are depreciated over their estimated useful lives.

On the sale or retirement of a complete interest of a proved property, the cost and related accumulated depletion and depreciation are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial interest of proved property, the cost is charged to accumulated depletion and depreciation with the resulting gain or loss recognized in income.

On the sale of a complete interest of an unproved property, for cash or cash equivalents, gain or loss is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained. The Company has not incurred any geological or geophysical costs since its inception.

INCOME TAXES

The Company uses the deferral method of accounting for income taxes. Under this method the amount by which the provision for income taxes differs from the income taxes currently payable is considered to represent the deferring to future periods the benefits obtained or expenditures incurred in the current period and accordingly was computed at the current income tax rates. Also, under the deferral method, tax benefits related to accounting losses could only be recognized in the period the loss was incurred if there was virtual certainty of realizing these benefits.

1444232 ONTARIO INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
EXPRESSED IN UNITED STATES DOLLARS
================================================================================
NOTE 2

OIL AND GAS INTEREST

The Company holds a various working interests in developed and undeveloped prospects in Alberta. Income from these wells is subject to crown and overriding royalties.

PRODUCING

================================================================================
                                                  2001            2000
--------------------------------------------------------------------------------
      Balance at the beginning of the year      $      --       $      --
      Completed                                   202,805              --
      Depletion                                   (50,701)             --
      Revaluation of oil ad gas assets            (89,527)             --
                                                ---------       ---------
      Balance at the end of the year            $  62,577       $      --
================================================================================

UNDER DEVELOPMENT

================================================================================
                                                     2001            2000
--------------------------------------------------------------------------------
      Balance at the beginning of the year      $ 104,974       $      --
      Acquisition and development costs           330,043         104,974
      Completed                                  (202,805)             --
                                                ---------       ---------
      Balance at the end of the year            $ 232,212       $ 104,974
================================================================================

The Company has entered into an agreement effective January 1, 2002 to sell its interest in its sole producing oil and gas property for a consideration of $62,577. A provision for impairment has been charged to operations in the current year of $89,527 to reflect the realized value on the sale.

The costs excluded from the depletion calculation consist of the following:

================================================================================
                                                   2001          2000
--------------------------------------------------------------------------------
Acquisition costs                                $ 69,908            $-
Exploration costs                                 162,304       104,974
                                                 --------      --------
                                                 $232,212      $104,974
================================================================================


NOTE 3

CAPITAL STOCK

Under the Articles of Incorporation the Company can issue an unlimited number of common shares and an unlimited number of preference shares.

================================================================================
ISSUED:                      2001                         2000
--------------------------------------------------------------------------------
COMMON SHARES          SHARES       AMOUNT          SHARES      AMOUNT
OPENING BALANCE           383      $ 49,297            --      $     --
Issued for cash           297       450,290           383        49,297
                     --------      --------      --------      --------
CLOSING BALANCE           680      $499,587           383      $ 49,297
================================================================================

1444232 ONTARIO INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
EXPRESSED IN UNITED STATES DOLLARS
================================================================================

NOTE 4

RELATED PARTY TRANSACTIONS
Amounts owing to shareholders are unsecured, bear no interest and are due on demand.

NOTE 5
The Company's income tax expense for the year is nil. There are no future income tax assets or liabilities that have been recognized. The Company has available various types of exploration expenses in the amount of $ 389,000 that can be deducted from future income for tax purposes. Had these expenses been deducted deferred income tax debits would have totaled $99,000.

NOTE 6

SUBSEQUENT EVENTS
On March 1, 2002 the Company filed Articles of Amendment changing its name to Assure Oil & Gas Corp.

Effective January 1, 2002 the Company sold its interest in a producing gas well for proceeds of $62,577, the carrying value of the well. Subsequent to the year end the Company issued a further 320 common shares for proceeds of $774,000. Effective January 1, 2002 the Company acquired further oil and gas properties in Alberta for a cost of $582,000.

On March 29, 2002 the Company entered into a letter of intent to acquire all the shares of Westera 2000 Inc. ("Wertera") for $516,000 and the assumption of $1,709,000 owed by Westera. On January 1, 2002 the Company entered into a consulting agreement for a term of two years at a cost of $ 1, 129 per month. On January 1, 2002 the Company entered into a consulting agreement for a term of one year at a cost of $806 per month.

ITEM 7(b) PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

           ASSURE ENERGY, INC. (FORMERLY KNOWN AS INVENTOY.COM, INC.)

                                                                            PAGE
                                                                            ----
Introduction                                                                  12

Consolidated Balance Sheets as at March 31, 2002                              13

Consolidated Balance Sheets as at December 31, 2001                           14

Consolidated Statement of Operations for the three month period
ended March 31, 2002                                                          15

Consolidated Statement of Operations for the year ended December 31, 2001     16

Notes to Financial Statements                                                 17

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

         Unaudited Pro Forma Condensed Consolidated Financial Statements

Introduction

On April 23, 2002 the Assure Energy, Inc (f/k/a Inventoy.com, Inc.) ("Company") acquired all of the issued and outstanding shares of common stock of Assure Oil and Gas Corp (f/k/a 1444232 Ontario Inc.) for 2,400,000 units, each unit consisting of one share of the Company's common stock, one A warrant entitling the holder to acquire another share of the Company's common stock at $.50 per share, for up to five years from the date of issue and one B warrant entitling the holder to acquire another share of the Company's stock at $1.00 per share, for up to five years from the date of issue. The effective date of the acquisition is April 1, 2002.

The acquisition is accounted for as a purchase. The purchase price has been established at the fair value of the net assets of Assure Oil and Gas Corp. as this is considered more reliably determinable than the value of the Company's thinly traded stock. The excess of fair value over book basis was $992,482 and is attributed entirely to oil and gas properties based on current independent evaluation of proven petroleum and natural gas reserves.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and the results of operations. The Condensed Consolidated Balance Sheet as of March 31, 2002, is based on the historical balance sheets of the Company and Assure Oil and Gas Corp as of that date and assumes the acquisition took place on that date. The Condensed Consolidated Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are based on the historical operating statements of the Company and Assure Oil and Gas Corp. For those periods the Pro forma Condensed Consolidated Statements of Operations assume that the acquisition took place on January 1, 2001.

The Pro Forma Condensed Consolidated Financial Statements may not be indicative of the actual results of the combined companies.

The accompanying Pro Forma Condensed Consolidated Financial Statements should be read in connection with the historical financial statements of the Company and Assure Oil and Gas Corp.

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

            Unaudited Pro forma Condensed Consolidated Balance Sheet
                              as of March 31, 2002

                                             Assure          Assure Oil
                                           Energy, Inc.   Oil and Gas Corp       Adjustments          Total
                                           -----------      -----------          -----------       -----------
Current assets:
  Cash                                     $    31,167      $    91,376          $        --       $   122,543
  Advances receivable                               --          268,988                   --           268,988
  Taxes receivable                                  --            8,664                   --             8,664
                                           -----------      -----------          -----------       -----------
  Total current assets                          31,167          369,028                   --           400,195
                                           -----------      -----------          -----------       -----------
Fixed assets:
  Oil and gas properties                            --          894,953    (B)       992,482         1,887,435
                                           -----------      -----------          -----------       -----------
Other assets:
  Investment in subsidiary                   2,108,421               --    (A)    (2,108,421)               --
  Purchased toy designs                          3,000               --    (C)        (3,000)               --
                                           -----------      -----------          -----------       -----------
  Total other assets                         2,111,421               --           (2,111,421)               --
                                           -----------      -----------          -----------       -----------
  Total assets                             $ 2,142,588      $ 1,263,981          $(1,118,939)      $ 2,287,630
                                           ===========      ===========          ===========       ===========


                                        Liabilities and Shareholders' Deficit

Current liabilities:
  Accounts payable                         $    25,522      $   126,610          $        --       $   152,132
  Advances payable                                  --           18,776                   --            18,776
  Loans payable                                     --            2,432                   --             2,432
  Taxes payable                                     --              224                   --               224
  Note payable                                 100,000               --                   --           100,000
                                           -----------      -----------          -----------       -----------

  Total current liabilities                    125,522          148,042                   --           273,564
                                           -----------      -----------          -----------       -----------
Shareholders' equity (deficit):
  Shareholders' equity (deficit)             2,017,066        1,115,939    (A)    (2,108,421)        1,024,584
                                                    --               --    (B)       992,482           992,482
                                                    --               --    (C)        (3,000)           (3,000)
                                           -----------      -----------          -----------       -----------
                                             2,017,066        1,115,939           (1,118,939)        2,014,066
                                           -----------      -----------          -----------       -----------
  Total liabilities and
   shareholders' equity                    $ 2,142,588      $ 1,263,981          $(1,118,939)      $ 2,287,630
                                           ===========      ===========          ===========       ===========

 See notes to unaudited pro forma condensed consolidated financial statements.

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

            Unaudited Pro forma Condensed Consolidated Balance Sheet
                             as of December 31, 2001

                                             Assure          Assure Oil
                                           Energy, Inc.   Oil and Gas Corp   Adjustments          Total
                                           -----------      -----------      -----------       -----------
Current assets:
  Cash                                     $    17,288      $    95,107      $        --       $   112,395
                                           -----------      -----------      -----------       -----------
Fixed assets:
  Oil and gas properties                            --          294,789               --           294,789
                                           -----------      -----------      -----------       -----------
Other assets:
  Investment in subsidiary                   2,108,421               --   (A) (2,108,421)               --
  Purchased toy designs                          3,000               --               --             3,000
                                           -----------      -----------      -----------       -----------

  Total other assets                         2,111,421               --       (2,108,421)               --
                                           -----------      -----------      -----------       -----------

  Total assets                             $ 2,128,709      $   389,896      $(2,108,421)      $   410,184
                                           ===========      ===========      ===========       ===========

                     Liabilities and Shareholders' Deficit

Current liabilities:
  Accounts payable                         $     6,145      $    29,001      $        --       $    35,146
  Loans payable                                     --            2,501               --             2,501
                                           -----------      -----------      -----------       -----------
  Total current liabilities                      6,145           31,502               --            37,647
                                           -----------      -----------      -----------       -----------
Shareholders' equity:
  Shareholders' equity                       2,122,564          358,394       (2,108,421)          372,537
                                           -----------      -----------      -----------       -----------
  Total liabilities and
   shareholders' equity                    $ 2,128,709      $   389,896      $(2,108,421)      $   410,184
                                           ===========      ===========      ===========       ===========

 See notes to unaudited pro forma condensed consolidated financial statements.

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

       Unaudited Pro forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2002

                                       Assure           Assure Oil
                                    Energy, Inc.     Oil and Gas Corp        Adjustments           Total
                                    ------------       ------------          ------------       ------------
Revenues:
  Oil and gas                       $         --       $     75,499          $         --       $     75,499
  Other                                       86                 21                    --                107
                                    ------------       ------------          ------------       ------------

Total revenues                                86             75,520                    --             75,606
                                    ------------       ------------          ------------       ------------
Operating costs and expenses:
  Operating costs                             --             30,921(C)              3,000             33,921
  Depreciation & depletion                    --             15,155(B)              8,836             23,991
  General and administrative             105,509              5,325                    --            110,834
  Income taxes                                75                 --                    --                 75
  Royalty payments                            --              9,056                    --              9,056
                                    ------------       ------------          ------------       ------------

Total operating costs and
  Expenses                               105,584             60,457                11,836            177,877
                                    ------------       ------------          ------------       ------------

Net income/(loss)                   $   (105,498)      $     15,063          $    (11,836)      $   (102,271)
                                    ============       ============          ============       ============

Net loss per share - primary                                                                    $      (0.00)
                                                                                                ============
Weighted average common shares
  used in calculation of net
  loss per share                                                                                  23,244,000
                                                                                                ============

See notes to unaudited pro forma condensed consolidated financial statements.

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

       Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001

                                        Assure              Assure Oil          Pro Forma
                                      Energy, Inc.       Oil and Gas Corp      Adjustments           Total
                                      ------------         ------------         ----------        ------------
Revenues:
  Oil and gas                         $         --         $     38,837         $       --        $     38,837
  Other                                      1,158                   --                 --               1,158
                                      ------------         ------------         ----------        ------------

Total revenues                               1,158               38,837                 --              39,995
                                      ------------         ------------         ----------        ------------
Operating costs and expenses:
  Operating costs                               --               35,286                 --              35,286
  Revaluation of oil and gas
    Properties                                  --               89,527                 --              89,527
  Depreciation & depletion                      --               50,701                 --              50,701
  General and administrative                60,541                3,871                 --              64,412
                                      ------------         ------------         ----------        ------------
Total operating costs and
  Expenses                                  60,541              179,385                 --             239,926
                                      ------------         ------------         ----------        ------------

Net income/(loss)                     $    (59,383)        $    140,548         $       --        $   (199,931)
                                      ============         ============         ==========        ============


Net loss per share - primary                                                                      $      (0.01)
                                                                                                  ============
Weighted average common shares
  used in calculation of net
  loss per share                                                                                    23,113,841
                                                                                                  ============

 See notes to unaudited pro forma condensed consolidated financial statements.

                      Assure Energy, Inc. and Subsidiaries
                            F/K/A Inventoy.com, Inc.

         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)


Note A

On April 23, 2002, Assure Energy, Inc. ("Company") acquired all of the outstanding shares of Assure Oil and Gas, Corp. in exchange for 2,400,000 units, each unit consisting of one share of the Company's common stock, one A warrant entitling the holder to acquire another share of the Company's common stock at $.50 per share, for up to five years from the date of issue and one B warrant entitling the holder to acquire another share of the Company's stock at $1.00 per share, for up to five years from the date of issue. The effective date of acquisition is April 1, 2002.

The acquisition is accounted for as a purchase. The purchase price has been established at the fair value of the net assets of Assure Oil and Gas Corp. as this is considered more reliably determinable than the value of the Company's thinly traded stock. The excess of fair value over book basis was $992,482 and is attributed entirely to oil and gas properties based on current independent evaluation of proven petroleum and natural gas reserves.

Company shares were issued at fair value of the acquiree (Assure Oil and Gas
Corp) and were recorded as follows:

         Capital Stock                      $    2,400
         Additional Paid in Capital          2,106,021
                                            ----------
                                            $2,108,421
                                            ==========

Note B

The pro forma adjustments to the pro forma condensed consolidated statement of operations are as follows:

         Write off of the Company's purchased toy
           designs to operating costs                        $  3,000
                                                             ========

         Additional depletion of oil and gas
           properties                                        $  8,836
                                                             ========


Note C

The Company changed its name from Inventoy.com, inc. to Assure Energy, Inc. and intends to develop and lease oil and gas properties.


Note D

Pro forma earnings per share reflect all stock splits since January 1, 2001 and assume that the acquisition of Assure Oil and Gas Corp by the Company took place on that date. Warrants have not been included because the effect of their issuance is anti-dilutive.


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